Exhibit 99.3

© CTO Realty Growth, Inc. | ctoreit.com Q4 2021 REALTY GROWTH Supplemental Reporting Information

© CTO Realty Growth, Inc. | ctoreit.com 1. Fourth Quarter and Year - End 2021 Earnings Release 3 2. Key Financial Information ▪ Consolidated Balance Sheets 13 ▪ Consolidated Statements of Operations 14 ▪ Non - GAAP Financial Measures 15 3. Capitalization & Dividends 17 4. Summary of Debt 18 5. Acquisitions 19 6. Dispositions 20 7. Portfolio Detail 21 8. Leasing Summary 23 9. Lease Expirations 24 10. Top Tenant Summary 25 11. Geographic Diversification 26 12. Other Assets 27 13. 2022 Guidance 28 14. Contact Information & Research Coverage 29 15. Safe Harbor, Non - GAAP Financial Measures, and Definitions and Terms 30 Table of Contents

Capitalization & Dividends

CTO REALTY GROWTH

Equity Capitalization

Common Shares Outstanding	5,916
Common Share Price	$61.42
Total Common Equity Market Capitalization	$363,361
Series A Preferred Shares Outstanding	3,000
Series A Preferred Par Value Per Share	$25.00
Series A Preferred Par Value	$75,000
Total Equity Capitalization	$438,361

Debt Capitalization

Total Debt Outstanding	$283,000
Total Capitalization	**$721,361**
Cash, Restricted Cash & Cash Equivalents	$31,349
Total Enterprise Value	**$690,012**

Dividends Paid

Dividends Paid	Common	Preferred
Q1 2021	$1.00	-
Q2 2021	$1.00	-
Q3 2021	$1.00	$0.37
Q4 2021	$1.00	$0.40
2021	$4.00	$0.77
2021 Core FFO Per Diluted Share	$3.93	
2021 AFFO Per Diluted Share	$4.36	
2021 Core FFO Payout Ratio	101.8%	
2021 AFFO Payout Ratio	91.7%	

Dividends Declared

	Common	Preferred
Q1 2022	$1.08	$0.40
Annualized Q1 2022 Dividend	$4.32	$1.59
Price Per Share as of February 23, 2022	$58.50	$25.20
Implied Dividend Yield	**7.4%**	**6.3%**

$ and shares outstanding in thousands, except per share data.
As of December 31, 2021, unless otherwise noted

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© CTO Realty Growth, Inc. | ctoreit.com Debt Summary $ and shares outstanding in thousands, except per share data. As of December 31, 2021, unless otherwise noted. (1) See reconciliation as part of Non - GAAP Financial Measures in the Q4 and Full Year 2021 Earnings Release. Indebtedness Outstanding Face Value Interest Rate Maturity Date Type Revolving Credit Facility $67,000 30 - Day LIBOR + [1.35% – 1.95%] May 2023 Variable 2025 Convertible Senior Notes 51,034 3.88% April 2025 Fixed 2026 Term Loan 65,000 30 - Day LIBOR + [1.35% – 1.95%] March 2026 Fixed 2027 Term Loan 100,000 30 - Day LIBOR + [1.35% – 1.95%] January 2027 Fixed Total / Wtd .. Avg. $283,034 2.17% Fixed vs. Variable Face Value Interest Rate % of Total Debt Total Fixed Rate Debt 216,034 2.66% 76% Total Variable Rate Debt 67,000 30 - Day LIBOR + [1.35% – 1.95%] 24% Total / Wtd .. Avg. $283,034 2.17% 100% Leverage Metrics Face Value of Debt $283,034 Cash, Restricted Cash & Cash Equivalents ($31,349) Net Debt $251,685 Total Enterprise Value $690,012 Net Debt to Total Enterprise Value 36% Net Debt to Pro Forma EBITDA (1) 6.1x 18

© CTO Realty Growth, Inc. | ctoreit.com Acquisitions $ and shares outstanding in thousands, except per share data. (1) As of December 31, 2021. Property Market Type Date Acquired Square Feet Price Occupancy At Acq .. Jordan Landing – West Jordan, UT Salt Lake City, UT Multi - Tenant Retail 3/2/2021 170,996 $20,000 100% Eastern Commons – Henderson, NV Las Vegas, NV Multi - Tenant Retail 3/10/2021 133,304 18,500 96% The Shops at Legacy – Plano, TX Dallas, TX Multi - Tenant Mixed Use 6/23/2021 236,867 72,500 83% Beaver Creek Crossings – Apex, NC Raleigh, NC Multi - Tenant Retail 12/2/2021 320,732 70,500 97% 125 Lincoln & 150 Washington – Santa, Fe, NM Santa Fe, NM Multi - Tenant Mixed Use 12/20/2021 136,638 16,250 66% 369 N. New York Ave. – Winter Park, FL Orlando, FL Multi - Tenant Mixed Use 12/20/2021 28,008 13,200 100% The Exchange at Gwinnett – Buford, GA Atlanta, GA Multi - Tenant Retail 12/30/2021 69,265 34,000 98% Ashford Lane Outparcel – Buford, GA Atlanta, GA Multi - Tenant Retail 12/30/2021 15,681 4,100 19% Total Acquisitions 1,111,491 $249,050 19

Dispositions

Property	Market	Type	Date Sold	Square Feet	Price	Gain
World of Beer & Fuzzy's Taco Shop – Brandon, FL	Tampa, FL	Multi-Tenant Retail	1/20/2021	6,715	$2,310	$599
Moe's Southwest Grill – Jacksonville, FL	Jacksonville, FL	Single Tenant Retail	2/23/2021	3,111	2,541	109
Burlington – North Richland Hills, TX	Dallas, TX	Single Tenant Retail	4/23/2021	70,891	11,528	62
Staples – Sarasota, FL	Sarasota, FL	Single Tenant Retail	5/7/2021	18,120	4,650	662
Walgreens – Clermont, FL	Orlando, FL	Single Tenant Retail	6/30/2021	13,650	Sold as a Portfolio for $44,500	Gain on Sale of the Portfolio Sale of $3,899
Harris Teeter – Charlotte, NC	Charlotte, FL	Single Tenant Retail	6/30/2021	45,089		
Lowe's – Katy, TX	Houston, TX	Single Tenant Retail	6/30/2021	131,644		
Big Lots - Glendale, AZ	Phoenix, AZ	Single Tenant Retail	6/30/2021	34,512		
Rite Aid - Renton, WA	Seattle, WA	Single Tenant Retail	6/30/2021	16,280		
Big Lots - Germantown, MD	Washington, DC	Single Tenant Retail	6/30/2021	25,589		
Chick-fil-A - Chandler, AZ	Phoenix, AZ	Single Tenant Retail	7/14/2021	4,766	2,884	1,582
JPMorgan Chase Bank - Chandler, AZ	Phoenix, AZ	Single Tenant Retail	7/27/2021	4,500	4,710	2,738
Fogo de Chão - Jacksonville, FL	Jacksonville, FL	Single Tenant Retail	9/2/2021	8,995	4,717	866
Wells Fargo - Raleigh, NC	Raleigh, NC	Single Tenant Office	9/16/2021	450,393	63,000	17,480
24 Hour Fitness – Falls Church, VA	Washington, DC	Single Tenant Retail	12/16/2021	46,000	21,500	212
Total Dispositions				**880,255**	**$162,340**	**$28,209**

$ and shares outstanding in thousands, except per share data.

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Portfolio Detail

CTO REALTY GROWTH

Property	Type	Year Acquired/ Developed	Square Feet	In-Place Occupancy	Leased Occupancy	Cash ABR	Cash ABR PSF
Atlanta, GA							
Ashford Lane	Multi-Tenant Retail	2020	285,052	71%	81%	$5,793	$20.32
The Exchange at Gwinnett	Multi-Tenant Retail	2021	69,265	90%	97%	1,964	$28.36
			354,317	75%	84%	$7,757	$21.89
Jacksonville, FL							
The Strand at St. Johns Town Center	Multi-Tenant Retail	2019	204,552	93%	95%	$4,505	$22.02
245 Riverside	Multi-Tenant Office	2015	136,853	77%	93%	2,606	$19.04
Firebirds Wood Fired Grill	Single Tenant Retail	2018	6,948	100%	100%	298	$42.89
Chuy's	Single Tenant Retail	2018	7,950	100%	100%	355	$44.65
			356,303	87%	94%	$7,764	$21.79
Dallas, TX							
The Shops at Legacy	Multi-Tenant Mixed Use	2021	236,867	85%	94%	$6,702	$28.29
Westcliff Shopping Center	Multi-Tenant Retail	2017	136,185	60%	60%	517	$3.80
			373,052	76%	82%	$7,219	$19.35
Raleigh, NC							
Beaver Creek Crossings	Multi-Tenant Retail	2021	320,732	90%	97%	$5,154	$16.07
Phoenix, AZ							
Crossroads Town Center	Multi-Tenant Retail	2020	244,711	99%	100%	$4,840	$19.78
Albuquerque, NM							
Fidelity	Single Tenant Office	2018	210,067	100%	100%	$3,567	$16.98
Santa Fe, NM							
125 Lincoln & 150 Washington	Multi-Tenant Mixed Use	2021	136,638	66%	66%	$2,218	$16.23
Tampa, FL							
Sabal Pavilion	Single Tenant Office	2020	120,500	100%	100%	$2,199	$18.25

$ in thousands, except per square foot data.

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© CTO Realty Growth, Inc. | ctoreit.com Portfolio Detail $ in thousands, except per square foot data. 22 Property Type Year Acquired/ Developed Square Feet In - Place Occupancy Leased Occupancy Cash ABR Cash ABR PSF Salt Lake City, UT Jordan Landing Multi - Tenant Retail 2021 170,996 100% 100% $1,670 $9.77 Miami, FL Westland Gateway Plaza Multi - Tenant Retail 2020 108,029 100% 100% $1,460 $13.52 Washington, DC General Dynamics Single Tenant Office 2019 64,319 100% 100% $1,580 $24.56 Las Vegas, NV Eastern Commons Multi - Tenant Retail 2021 133,304 96% 100% $1,433 $10.75 Austin, TX The Carpenter Hotel Hospitality 2019 73,508 100% 100% $967 $13.16 Daytona Beach, FL Landshark Bar & Grill Single Tenant Retail 2018 6,264 100% 100% $628 $100.32 Crabby's Oceanside Single Tenant Retail 2018 5,780 100% 100% 273 $47.28 12,044 100% 100% $902 $74.86 New York, NY Party City Single Tenant Retail 2019 15,500 100% 100% $477 $30.80 Orlando, FL Winter Park Office Multi - Tenant Mixed Use 2021 28,008 100% 100% $350 $12.50 Total Portfolio 2,722,028 89% 93% $49,557 $18.21

© CTO Realty Growth, Inc. | ctoreit.com Leasing Summary $ and square feet in thousands, except per square foot data. 23 Renewals and Extensions Q1 2021 Q2 2021 Q3 2021 Q4 2021 2021 Leases 11 3 5 3 22 Square Feet 130.0 164.0 27.1 10.0 331.1 New Cash Rent PSF $12.19 $8.98 $21.28 $38.05 $12.13 Tenant Improvements $97 $633 $316 $19 $1,065 Leasing Commissions $88 $23 $168 $33 $312 Weighted Average Term 5.2 5.3 5.5 5.0 5.3 New Leases Q1 2021 Q2 2021 Q3 2021 Q4 2021 2021 Leases 3 6 4 10 23 Square Feet 3.5 22.1 23.4 26.1 75.1 New Cash Rent PSF $46.95 $21.08 $30.20 $41.46 $32.21 Tenant Improvements $56 $2,734 $740 $2,261 $5,791 Leasing Commissions $99 $146 $233 $719 $1,197 Weighted Average Term 9.1 9.9 5.0 9.1 8.1 All Leases Summary Q1 2021 Q2 2021 Q3 2021 Q4 2021 2021 Leases 14 9 9 13 45 Square Feet 133.5 186.1 50.5 36.1 406.2 New Cash Rent PSF $13.12 $10.42 $25.41 $40.52 $15.85 Tenant Improvements $153 $3,367 $1,056 $2,280 $6,856 Leasing Commissions $187 $169 $401 $752 $1,509 Weighted Average Term 5.5 6.4 5.2 8.0 6.3

© CTO Realty Growth, Inc. | ctoreit.com Lease Expiration Schedule $ and square feet in thousands. 24 Year Leases Expiring Expiring SF % of Total Cash ABR % of Total 2022 31 95 3.5% 2,486 5.0% 2023 27 188 6.9% 4,270 8.6% 2024 18 64 2.4% 1,764 3.6% 2025 20 118 4.3% 3,334 6.7% 2026 38 371 13.6% 6,694 13.5% 2027 18 252 9.3% 3,650 7.4% 2028 20 472 17.3% 9,173 18.5% 2029 16 228 8.4% 4,220 8.5% 2030 10 93 3.4% 1,783 3.6% 2031 26 89 3.3% 2,551 5.1% Thereafter 14 438 16.1% 9,632 19.4% Total 238 2,408 88.5% 49,557 100.0% Vacant 314 11.5% Total 2,722

Top Tenant Summary

Tenant/Concept	Credit Rating[(1)]	Leases	Square Feet	% of Total	Cash ABR	% of Total
Fidelity	A+	1	210	7.7%	3,567	7.2%
Ford Motor Credit	BB+	1	121	4.4%	2,199	4.4%
WeWork	CCC+	1	59	2.2%	2,176	4.4%
General Dynamics	A-	1	64	2.4%	1,580	3.2%
At Home	BB+	2	192	7.1%	1,546	3.1%
Seritage Growth Properties	Not Rated	1	108	4.0%	1,460	2.9%
Darden Restaurants	BBB-	1	74	2.7%	1,346	2.7%
The Carpenter Hotel	Not Rated	1	56	2.0%	967	2.0%
Harkins Theatres	Not Rated	1	45	1.7%	961	1.9%
Regal Cinemas	CCC	1	17	0.6%	948	1.9%
The Hall at Ashford Lane	Not Rated	1	55	2.0%	851	1.7%
Hobby Lobby	Not Rated	1	47	1.7%	715	1.4%
Burlington	BB+	2	10	0.4%	699	1.4%
PNC Bank	A	2	28	1.0%	684	1.4%
Party City	B	1	45	1.7%	663	1.3%
Dick's Sporting Goods	Not Rated	1	36	1.3%	641	1.3%
Best Buy	BBB+	1	6	0.2%	630	1.3%
Landshark Bar & Grill	Not Rated	2	24	0.9%	628	1.3%
Raymond James & Associates	BBB+	1	10	0.4%	600	1.2%
TJ Maxx/HomeGoods/Marshalls	A	1	50	1.8%	526	1.1%
Other		214	1,152	42.3%	26,168	52.8%
Total		**238**	**2,408**	**88.5%**	**49,557**	**100.0%**
Vacant			314	11.5%		
Total			**2,722**			

$ and square feet in thousands.

(1) A credit rated, or investment grade rated tenant (rating of BBB-, NAIC-2 or Baa3 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC).

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© CTO Realty Growth, Inc. | ctoreit.com Geographic Diversification 26 Markets Leases Square Feet % of Total Cash ABR % of Total Atlanta, GA 2 354 13.0% 7,757 15.7% Jacksonville, FL 4 356 13.1% 7,764 15.7% Dallas, TX 2 373 13.7% 7,219 14.6% Raleigh, NC 1 321 11.8% 5,154 10.4% Phoenix, AZ 1 245 9.0% 4,840 9.8% Albuquerque, NM 1 210 7.7% 3,567 7.2% Santa Fe, NM 1 137 5.0% 2,218 4.5% Tampa, FL 1 74 2.7% 967 2.0% Salt Lake City, UT 1 121 4.4% 2,199 4.4% Miami, FL 1 171 6.3% 1,670 3.4% Washington, DC 1 108 4.0% 1,460 2.9% Las Vegas, NV 1 64 2.4% 1,580 3.2% Austin, TX 1 133 4.9% 1,433 2.9% Daytona Beach, FL 2 12 0.4% 902 1.8% New York, NY 1 15 0.6% 477 1.0% Orlando, FL 1 28 1.0% 350 0.7% Total 22 2,722 100.0% 49,557 100.0% States Properties Square Feet % of Total Cash ABR % of Total Florida 9 625 23.0% 12,675 25.6% Texas 3 447 16.4% 8,186 16.5% Georgia 2 354 13.0% 7,757 15.7% New Mexico 2 347 12.7% 5,785 11.7% North Carolina 1 321 11.8% 5,154 10.4% Arizona 1 245 9.0% 4,840 9.8% Utah 1 171 6.3% 1,670 3.4% Virginia 1 64 2.4% 1,580 3.2% Nevada 1 133 4.9% 1,433 2.9% New York 1 15 0.6% 477 1.0% Total 22 2,722 100.0% 49,557 100.0% $ and square feet in thousands.

© CTO Realty Growth, Inc. | ctoreit.com Other Assets $ and shares outstanding in thousands, except per share data. (1) As of December 31, 2021. 27 Investment Securities Shares & Operating Partnership Units Owned Value Per Share December 31, 2021 Estimated Value Annualized Dividend Per Share In - Place Annualized Dividend Income Alpine Income Property Trust 2,048 $20.04 $41,042 $1.08 $2,212 Structured Investments Type Origination Date Maturity Date Original Loan Amount Carrying Value Interest Rate 4311 Maple Avenue, Dallas, TX Mortgage Note October 2020 April 2023 $400 $394 7.50% 110 N. Beach St., Daytona Beach, FL Mortgage Note June 2021 December 2022 364 364 10.00% Total Structured Investments $764 $758 8.7% Subsurface Interests Acreage Estimated Value Acres Available for Sale (1) 370,000 acres $6,500 Mitigation Credits and Rights State Credits Federal Credits Federal Credits Mitigation Credits 41.1 18.8 $3,700 Mitigation Credit Rights 257.6 156.4 21,000 Total Mitigation Credits 298.7 175.1 $24,700

© CTO Realty Growth, Inc. | ctoreit.com 2022 Guidance $ and shares outstanding in millions, except per share data. (1) As of February 24, 2022. 28 Low High Acquisition & Structured Investments $200 - $250 Target Initial Investment Cash Yield 6.25% - 6.75% Dispositions $40 - $70 Target Disposition Cash Yield 6.50% - 7.50% Core FFO Per Diluted Share $4.30 - $4.55 AFFO Per Diluted Share $4.90 - $5.15 Weighted Average Diluted Shares Outstanding 6.1 - 6.3 2022 Guidance relies on a number of significant assumptions, including but not limited to our ability to raise funds for investment at a reasonable cost of capital, our ability to acquire and sell assets at acceptable valuations, and an overall stable economy that supports our underlying tenants

© CTO Realty Growth, Inc. | ctoreit.com Contact Information & Research Coverage Contact Information Corporate Office Locations Investor Relations Transfer Agent New York Stock Exchange 369 N. New York Ave., 3 rd Floor Winter Park, FL 32789 1140 N. Williamson Blvd., Suite 140 Daytona Beach, FL 32114 Matt Partridge SVP, CFO & Treasurer (407) 904 - 3324 mpartridge@ctoreit.com Computershare Trust Company, N.A. (800) 368 - 5948 www.computershare.com Ticker Symbol: CTO www.ctoreit.com Research Analyst Coverage Institution Coverage Analyst Email Phone B. Riley Craig Kucera craigkucera@brileyfin.com (703) 312 - 1635 BTIG Michael Gorman mgorman@btig.com (212) 738 - 6138 Compass Point Merrill Ross mross@compasspointllc.com (202) 534 - 1392 Janney Rob Stevenson robstevenson@janney.com (646) 840 - 3217 Jones Research Jason Stewart jstewart@jonestrading.com (646) 465 - 9932 29

© CTO Realty Growth, Inc. | ctoreit.com Safe Harbor 30 Certain statements contained in this presentation (other than statements of historical fact) are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended and Section 21 E of the Securities Exchange Act of 1934 , as amended .. Forward - looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words .. Although forward - looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward - looking statements .. Such factors may include, but are not limited to : the Company’s ability to remain qualified as a REIT ; the Company’s exposure to U .. S .. federal and state income tax law changes, including changes to the REIT requirements ; general adverse economic and real estate conditions ; the ultimate geographic spread, severity and duration of pandemics such as the COVID - 19 Pandemic, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations ; the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business ; the loss or failure, or decline in the business or assets of PINE ; the completion of 1031 exchange transactions ; the availability of investment properties that meet the Company’s investment goals and criteria ; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales ; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 and other risks and uncertainties discussed from time to time in the Company’s filings with the U .. S .. Securities and Exchange Commission .. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management .. Readers are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation .. The Company undertakes no obligation to update the information contained in this press release to reflect subsequently occurring events or circumstances ..

© CTO Realty Growth, Inc. | ctoreit.com Non - GAAP Financial Measures 31 Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) .. We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), and Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), each of which are non - GAAP financial measures .. We believe these non - GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs .. FFO, Core FFO, AFFO, and Pro Forma EBITDA do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements ; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures .. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT .. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write - downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries .. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, impact fee credits, subsurface sales, and land sales .. To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt .. To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non - cash revenues and expenses such as straight - line rental revenue, amortization of above - and below - market lease related intangibles, non - cash compensation, and other non - cash amortization .. Such items may cause short - term fluctuations in net income but have no impact on operating cash flows or long - term operating performance .. We use AFFO as one measure of our performance when we formulate corporate goals .. To derive Pro Forma EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write - downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, non - cash revenues and expenses such as straight - line rental revenue, amortization of deferred financing costs, above - and below - market lease related intangibles, non - cash compensation, and other non - cash income or expense .. Cash interest expense is also excluded from Pro Forma EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities .. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions .. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non - cash revenues or expenses .. We also believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non - cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance .. FFO, Core FFO, AFFO, and Pro Forma EBITDA may not be comparable to similarly titled measures employed by other companies ..

© CTO Realty Growth, Inc. | ctoreit.com Definitions & Terms 32 References and terms used in this presentation that are in addition to terms defined in the Non - GAAP Financial Measures include : ▪ This presentation is as of February 24 , 2022 .. ▪ All information is as of December 31 , 2021 , unless otherwise noted .. ▪ Any calculation differences are assumed to be a result of rounding .. ▪ “ 2022 Guidance” is based on the 2022 Outlook provided in the Company’s Fourth Quarter and Full Year 2021 Operating Results press release filed on February 24 , 2022 .. ▪ “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE .. ▪ “Annualized Straight - line Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on our current portfolio and represent straight - line rent calculated in accordance with GAAP .. ▪ “ 2022 Net Operating Income” or “ 2022 NOI” is budgeted 2022 property - level net operating income based on the Company’s portfolio as of December 31 , 2021 , plus the annualized current quarterly dividend and management fees from PINE based on the Company’s PINE ownership as of December 31 , 2021 ▪ “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC) (together, the “Major Rating Agencies”) .. An “Investment Grade Rated Tenant” or “IG” references a Credit Rated tenant or the parent of a tenant, or credit rating thereof with a rating of BBB - , Baa 3 or NAIC - 2 or higher from one or more of the Major Rating Agencies .. ▪ “Contractual Base Rent” or “CBR” represents the amount owed to the Company under the terms of its lease agreements at the time referenced .. ▪ “Dividend” or “Dividends”, subject to the required dividends to maintain our qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future .. ▪ “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2 , 047 , 732 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price .. ▪ “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced .. ▪ “MSA” or “Metropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U .. S .. Office of Management and Budget .. The names of the MSA have been shortened for ease of reference .. ▪ “Net Debt” is calculated as our total long - term debt as presented on the face of our balance sheet ; plus financing costs, net of accumulated amortization and unamortized convertible debt discount ; less cash, restricted cash and cash equivalents .. ▪ “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense .. ▪ “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price ; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt .. ▪ “Total Common Shares Outstanding” equaled 5 , 916 , 226 shares ..